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                                                                      EXHIBIT 23


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation of our report dated July 29, 1996 included in this Mississippi Chemical Corporation Form 10-K for the year ended June 30, 1996, into the Company's previously filed Form S-8 Registration Statement filed May 24, 1995 (Commission File No. 33-59577).


                                               /s/ ARTHUR ANDERSEN LLP

September 19, 1996.